DELAWARE GROUP® EQUITY FUNDS II

Macquarie Value Fund (formerly, Delaware Value Fund)
(the “Fund”)

Supplement to the Fund’s Statutory Prospectus and Statement of Additional Information (“SAI”), dated April 1, 2024, as amended
Effective immediately, the following replaces the information in the section of the Fund’s statutory prospectus entitled “Fund summary — Who manages the Fund? — Investment manager”:

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Nikhil G. Lalvani, CFA	Managing Director, Head of US Large Cap Value Equity	October 2006
Erin Ksenak	Managing Director, Portfolio Manager - US Large Cap Value Equity	December 2020
Vincent Celentano, CFA	Senior Vice President, Portfolio Manager - US Large Cap Value Equity	February 2025

Effective immediately, the following replaces the section of the Fund’s statutory prospectus entitled “Who manages the Fund — Portfolio managers”:

Nikhil G. Lalvani, Erin Ksenak and Vincent Celentano have day-to-day responsibilities for making investment decisions for the Fund.

Nikhil Lalvani
Managing Director, Head of US Large Cap Value Equity
• Joined Delaware Investments in 1997, acquired by Macquarie in 2010
• Based in Philadelphia
Nikhil is head of US Large Cap Value Equity at Macquarie Asset Management (MAM), a position he has held since October 2018. Previously, he was a Senior Portfolio Manager for the US Large Cap Value Equity Team, a role he first assumed with Delaware Investments in October 2006. Before that, Nikhil worked as a Fundamental and Quantitative Analyst on several investment strategies. He joined Delaware Investments as an Account Analyst in the SMA Operations Group. Prior to that, he was a Research Associate with Bloomberg. Nikhil holds a Bachelor of Science in finance from The Pennsylvania State University. He holds the Chartered Financial Analyst® designation and is a member of the CFA Institute and the CFA Society of Philadelphia.

Erin Ksenak
Managing Director, Portfolio Manager - US Large Cap Value Equity
• Joined Macquarie in 2017
• Based in Philadelphia
Erin is a Portfolio Manager for the US Large Cap Value Equity Team at Macquarie Asset Management, a role she assumed in December 2020. Prior to joining Macquarie as an Equity Analyst, she worked at Affinity Investment Advisors as a Portfolio Manager for the domestic and international equity investment team and at Miller Investment Management as a Research Associate. Erin holds a Bachelor of Science in finance from Fordham University and graduated summa cum laude.

Vincent Celentano
Senior Vice President, Portfolio Manager - US Large Cap Value Equity
• Joined Macquarie in 2018
• Based in Philadelphia
Vincent is a Portfolio Manager for the firm’s US Large Cap Value Equity Team at Macquarie Asset Management (MAM), a role he assumed in February 2025. Previously, he had been an Associate Portfolio Manager on the team since December 2020. Prior to joining Macquarie as an Equity Analyst for the firm’s US Large Cap Value Equity Team, he worked at Raymond James from December 2013 to September 2018 as a Senior Equity Research Associate, covering technology, media, and telecommunications companies, leaving the firm as Lead Research Associate. Before that, he worked at SMB Capital as an Equity Trader. Vincent received a Bachelor of Business Administration in finance and accounting, with distinction, from Emory University. He holds the Chartered Financial Analyst® designation, and he is a member of the CFA Institute.

Effective immediately, all references to Kristen E. Bartholdson in the SAI are removed and the following information as of January 31, 2025 is added to the section of the Fund’s SAI entitled “Portfolio Managers — Other Accounts Managed:”

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance Based-Fees	Total Assets in Accounts with Performance- Based Fees
Vincent Celentano
Registered investment companies:	0	$0	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 28, 2025.